UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2004
                                                         -----------------

                                 Donnkenny, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-21940                  51-0228891
          --------                       -------                  ----------
(State or jurisdiction of             (Commission             (I.R.S. Employer
       incorporation)                   File No.)            Identification No.)

                        1411 Broadway, New York, NY 10018
                        ---------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 790-3900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former Name of Former Address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 - Other Events

      On December 15, 2004, an article appeared in Women's Wear Daily regarding the company's financial restructuring. A copy of this article is attached as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Exhibits

(c) Exhibit 99.1      Women's Wear Daily Article Published on December 15, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DONNKENNY, INC.


                                                By: /s/ Daniel H. Levy
                                                    ----------------------------
                                                    Daniel H. Levy
                                                    Chief Executive Officer

Date: December 17, 2004